Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,970,270 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 8 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$446,781,830
Aggregate Outstanding Principal Balance – Treasury Bill	$23,724,339
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.31%
Aggregate Outstanding Principal Balance – 30-day SOFR	$389,728,212
Percentage of Aggregate Outstanding Principal Balance – 30-day SOFR	87.23%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$33,329,279
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	7.46%
Number of Borrowers	12,590
Average Outstanding Principal Balance Per Borrower	$35,487
Number of Loans	23,231
Average Outstanding Principal Balance Per Loan – Treasury Bill	$49,946
Average Outstanding Principal Balance Per Loan – 30-day SOFR	$17,721
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$43,682
Weighted Average Remaining Term to Scheduled Maturity	173 months
Weighted Average Annual Interest Rate	4.82%
446,781,830

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the 30-day SOFR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,013	$66,965,394	15.0%
3.01% to 3.50%	5,724	75,145,822	16.8
3.51% to 4.00%	4,388	71,932,726	16.1
4.01% to 4.50%	4,131	73,755,059	16.5
4.51% to 5.00%	935	21,917,323	4.9
5.01% to 5.50%	380	10,000,267	2.2
5.51% to 6.00%	268	7,996,297	1.8
6.01% to 6.50%	237	10,035,430	2.2
6.51% to 7.00%	372	11,222,112	2.5
7.01% to 7.50%	953	40,401,889	9.0
7.51% to 8.00%	303	15,000,423	3.4
8.01% to 8.50%	348	28,867,186	6.5
Equal to or greater than 8.51%	179	13,541,900	3.0
Total	23,231	$446,781,830	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,182	$5,427,957	1.2%
$5,000.00-$ 9,999.99	1,954	14,406,743	3.2
$10,000.00-$14,999.99	1,426	17,678,244	4.0
$15,000.00-$19,999.99	1,068	18,597,963	4.2
$20,000.00-$24,999.99	923	20,720,716	4.6
$25,000.00-$29,999.99	764	21,005,109	4.7
$30,000.00-$34,999.99	652	21,160,255	4.7
$35,000.00-$39,999.99	483	18,087,808	4.0
$40,000.00-$44,999.99	413	17,541,767	3.9
$45,000.00-$49,999.99	348	16,545,480	3.7
$50,000.00-$54,999.99	282	14,783,093	3.3
$55,000.00-$59,999.99	244	13,977,339	3.1
$60,000.00-$64,999.99	213	13,303,624	3.0
$65,000.00-$69,999.99	148	9,992,169	2.2
$70,000.00-$74,999.99	160	11,594,890	2.6
$75,000.00-$79,999.99	113	8,724,649	2.0
$80,000.00-$84,999.99	112	9,254,738	2.1
$85,000.00-$89,999.99	100	8,741,118	2.0
$90,000.00-$94,999.99	68	6,275,110	1.4
$95,000.00-$99,999.99	81	7,877,434	1.8
$100,000.00 and above	856	171,085,623	38.3

Total	12,590	$446,781,830	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	21,452	$394,542,124	88.3%
31-60 days	570	16,650,136	3.7
61-90 days	336	9,591,179	2.1
91-120 days	191	7,179,201	1.6
121-150 days	107	3,097,137	0.7
151-180 days	111	2,939,886	0.7
181-210 days	81	2,305,299	0.5
Greater than 210 days	383	10,476,867	2.3

Total	23,231	$446,781,830	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	224	$92,766	*
4 to 12	739	557,235	0.1%
13 to 24	1,039	1,963,745	0.4
25 to 36	1,013	3,368,756	0.8
37 to 48	2,028	7,996,914	1.8
49 to 60	1,522	8,811,877	2.0
61 to 72	1,150	9,765,630	2.2
73 to 84	1,150	11,252,748	2.5
85 to 96	1,163	14,671,904	3.3
97 to 108	2,691	35,603,737	8.0
109 to 120	1,707	28,051,492	6.3
121 to 132	1,627	34,652,570	7.8
133 to 144	1,414	36,561,637	8.2
145 to 156	1,122	31,269,612	7.0
157 to 168	1,050	31,810,199	7.1
169 to 180	861	30,681,171	6.9
181 to 192	577	21,492,037	4.8
193 to 204	398	16,540,251	3.7
205 to 216	292	12,791,954	2.9
217 to 228	237	11,077,224	2.5
229 to 240	191	8,705,540	1.9
241 to 252	127	7,589,075	1.7
253 to 264	102	3,775,966	0.8
265 to 276	88	6,510,255	1.5
277 to 288	70	3,766,740	0.8
289 to 300	134	10,481,810	2.3
301 to 312	357	38,188,615	8.5
313 to 324	27	1,491,586	0.3
325 to 336	20	1,910,880	0.4
337 to 348	22	2,006,872	0.4
349 to 360	47	9,075,695	2.0
361 and above	42	4,265,338	1.0

Total	23,231	$446,781,830	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	531	$11,741,936	2.6%
Forbearance	1,295	35,984,251	8.1
Repayment
First year in repayment	167	12,392,883	2.8
Second year in repayment	155	11,012,371	2.5
Third year in repayment	155	6,517,750	1.5
More than 3 years in repayment	20,928	369,132,639	82.6

Total	23,231	$446,781,830	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 161.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.0	-	204.6
Forbearance	-	17.0	202.9
Repayment	-	-	167.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $11,741,936 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $7,684,485 or approximately 65.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	210	$3,437,910	0.8%
Alaska	25	412,043	0.1
Arizona	524	11,838,562	2.6
Arkansas	157	3,273,852	0.7
California	2,499	53,254,243	11.9
Colorado	406	7,245,800	1.6
Connecticut	348	4,582,552	1.0
Delaware	88	2,349,104	0.5
District of Columbia	85	1,473,219	0.3
Florida	1,888	40,710,679	9.1
Georgia	736	19,355,051	4.3
Hawaii	95	1,782,398	0.4
Idaho	88	2,679,816	0.6
Illinois	865	15,352,833	3.4
Indiana	587	8,905,249	2.0
Iowa	72	1,284,333	0.3
Kansas	350	4,625,905	1.0
Kentucky	199	3,581,726	0.8
Louisiana	762	13,257,106	3.0
Maine	68	1,190,793	0.3
Maryland	490	9,402,605	2.1
Massachusetts	520	8,338,924	1.9
Michigan	473	9,889,303	2.2
Minnesota	232	5,706,128	1.3
Mississippi	208	4,852,940	1.1
Missouri	478	7,933,678	1.8
Montana	62	1,060,119	0.2
Nebraska	26	510,229	0.1
Nevada	156	2,815,671	0.6
New Hampshire	101	2,000,085	0.4
New Jersey	607	10,788,564	2.4
New Mexico	74	889,657	0.2
New York	1,522	28,108,908	6.3
North Carolina	589	11,768,025	2.6
North Dakota	16	225,419	0.1
Ohio	1,169	24,771,507	5.5
Oklahoma	475	7,494,280	1.7
Oregon	355	5,775,731	1.3
Pennsylvania	772	14,079,487	3.2
Rhode Island	53	998,100	0.2
South Carolina	261	6,931,286	1.6
South Dakota	31	473,287	0.1
Tennessee	503	10,820,416	2.4
Texas	2,059	35,211,374	7.9
Utah	92	2,613,745	0.6
Vermont	42	597,487	0.1
Virginia	585	11,707,516	2.6
Washington	621	8,782,396	2.0
West Virginia	107	1,587,917	0.4
Wisconsin	196	3,405,174	0.8
Wyoming	28	551,312	0.1
Other	276	6,097,387	1.4
Total	23,231	$446,781,830	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	11,843	$180,490,291	40.4%
Other Repayment Options(1)	8,383	152,356,787	34.1
Income-driven Repayment(2)	3,005	113,934,752	25.5
Total	23,231	$446,781,830	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 118 loans with an aggregate outstanding principal balance of $6,769,926 currently in an interest-only period.  These interest-only loans represent approximately 1.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	11,196	$164,725,014	36.9%
Unsubsidized	12,035	282,056,816	63.1

Total	23,231	$446,781,830	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	54	$4,021,716	0.9%
October 1, 1993 through June 30, 2006	23,177	442,760,114	99.1
July 1, 2006 and later	0	0	0.0

Total	23,231	$446,781,830	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	780	$11,927,975	2.7%
College Assist	7	447,012	0.1
Educational Credit Management Corporation	1,931	28,729,317	6.4
Florida Off Of Student Fin’l Assistance	577	7,390,476	1.7
Great Lakes Higher Education Corporation	11,761	264,361,653	59.2
Kentucky Higher Educ. Asst. Auth.	531	7,147,908	1.6
Michigan Guaranty Agency	247	4,029,815	0.9
Oklahoma Guaranteed Stud Loan Prog	382	5,662,037	1.3
Pennsylvania Higher Education Assistance Agency	1,919	28,512,273	6.4
Texas Guaranteed Student Loan Corp	5,096	88,573,363	19.8
Total	23,231	$446,781,830	100.0%